SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          July 15, 1998 (July 14, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                         1-10308               06-0918165
(State or other jurisdiction         (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        6 Sylvan Way
    Parsippany, New Jersey                                           07054
(Address of principal executive office)                           (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.   Other

On July 14, 1998, Cendant Corporation supplied supplemental information in connection with its announcement earlier that day regarding the investigation of accounting irregularities and accounting errors at the former CUC International.

The supplemental information is set forth in the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference in its entirety.On July 15, 1998, the Company reaffirmed its intention to complete the acquisition of American Bankers Insurance Group, Inc. The Company expects the transaction to close during the fourth quarter, following conclusion of the regulatory process. The press release relating to the foregoing is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

Item 7.   Exhibits

Exhibit
   No.            Description

99.1 Press Release: Cendant Provides Additional Information Relating to Restatement for 1997 and 1996 and 1995, dated July 14, 1998.

99.2 Press Release: Cendant Reaffirms Intention to Complete ABI Transaction, dated July 15, 1998.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    By:  /s/     James E. Buckman
                                         James E. Buckman
                                         Senior Executive Vice President
                                         and General Counsel


Date: July 15, 1998

                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   Report Dated July 15, 1998 (July 14, 1998)


                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press  Release:   Cendant  Provides   Additional   Information
                  Relating to Restatement for 1997 and 1996 and 1995, dated July 14, 1998.

99.2 Press Release: Cendant Reaffirms Intention to Complete ABI Transaction, dated July 15, 1998.